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                                 UNITED STATES
                     SECURITIES  AND  EXCHANGE  COMMISSION
                            Washington, D.C.  20549



                                   FORM  8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: March 17, 1998
               (Date of Earliest Event Reported: March 11, 1998)


                          EL PASO NATURAL GAS COMPANY
             (Exact name of registrant as specified in its charter)



           DELAWARE                     1-2700                  74-0608280
 (State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


                            EL PASO ENERGY BUILDING
                                 1001 LOUISIANA
                             HOUSTON, TEXAS  77002
              (Address of principal executive offices)  (Zip Code)


                                 (713) 757-2131
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS.

         On March 11, 1998, El Paso Natural Gas Company (the "Company") and El Paso Energy Capital Trust I (the "Trust") entered into an Underwriting Agreement with Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, pursuant to which the Trust issued 6,500,000 4 3/4% Trust Convertible Preferred Securities (the "Preferred Securities"), with an aggregate liquidation amount of $325 million. The proceeds of the issuance of the Preferred Securities were invested by the Trust in the Company's 4 3/4% Subordinated Convertible Debentures due 2028 (the "Debentures"). The proceeds of the issuance of the Debentures will be used by the Company to repay approximately $325 million in commercial paper.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)         EXHIBITS.

      1.1     Preferred Securities Underwriting Agreement dated March 11, 1998.

      4.1     Subordinated Debt Securities Indenture dated March 1, 1998.

      4.2     First Supplemental Indenture dated March 17, 1998.

      4.3     Certificate of Trust of El Paso Energy Capital Trust I (filed as
              Exhibit 4.3 to Registration Statement No. 333-42713 and incorporated herein by reference).

      4.4 Amended and Restated Declaration of Trust of El Paso Energy Capital Trust I dated March 16, 1998.

      4.5     Certificate of Trust Preferred Security.

      4.6     4 3/4% Convertible Subordinated Debenture due 2028.

      4.7 Trust Preferred Securities Guarantee Agreement issued by El Paso Natural Gas Company dated March 17, 1998.

      5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the Company's Common Stock, the Debentures and the Trust Preferred Securities Guarantee.

      5.2 Opinion of Potter Anderson & Corroon L.L.P. as to the legality of the Trust Preferred Securities.

      8.1 Opinion of Andrews & Kurth L.L.P. as to certain federal income tax matters.

      23.1    Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1 and
              8.1).

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      23.2    Consent of Potter Anderson & Corroon L.L.P. (included in Exhibit
              5.2).

      25.1 Form T-1 Statement of Eligibility of The Chase Manhattan Bank regarding the Trust Preferred Securities.

      25.2 Form T-1 Statement of Eligibility of The Chase Manhattan Bank regarding the Subordinated Debt Securities.

      25.3 Form T-1 Statement of Eligibility of The Chase Manhattan Bank regarding the Trust Preferred Securities Guarantee.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  EL PASO NATURAL GAS COMPANY



                                  By: /s/ JEFFREY I. BEASON
                                     -----------------------------------------
                                                 Jeffrey I. Beason
                                            Vice President and Controller


Date: March 17, 1998
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INDEX TO EXHIBITS


      1.1     Preferred Securities Underwriting Agreement dated March 11, 1998.

      4.1     Subordinated Debt Securities Indenture dated March 1, 1998.

      4.2     First Supplemental Indenture dated March 17, 1998.

      4.3     Certificate of Trust of El Paso Energy Capital Trust I (filed as
              Exhibit 4.3 to Registration Statement No. 333-42713 and incorporated herein by reference).

      4.4 Amended and Restated Declaration of Trust of El Paso Energy Capital Trust I dated March 16, 1998.

      4.5     Certificate of Trust Preferred Security.

      4.6     4 3/4% Convertible Subordinated Debenture due 2028.

      4.7 Trust Preferred Securities Guarantee Agreement issued by El Paso Natural Gas Company dated March 17, 1998.

      5.1 Opinion of Andrews & Kurth L.L.P. as to the legality of the Company's Common Stock, the Debentures and the Trust Preferred Securities Guarantee.

      5.2 Opinion of Potter Anderson & Corroon L.L.P. as to the legality of the Trust Preferred Securities.

      8.1 Opinion of Andrews & Kurth L.L.P. as to certain federal income tax matters.

      23.1    Consent of Andrews & Kurth L.L.P. (included in Exhibits 5.1 and
              8.1).

      23.2    Consent of Potter Anderson & Corroon L.L.P. (included in Exhibit
              5.2).

      25.1 Form T-1 Statement of Eligibility of The Chase Manhattan Bank regarding the Trust Preferred Securities.

      25.2 Form T-1 Statement of Eligibility of The Chase Manhattan Bank regarding the Subordinated Debt Securities.

      25.3 Form T-1 Statement of Eligibility of The Chase Manhattan Bank regarding the Trust Preferred Securities Guarantee.